UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02554
Name of Registrant:	Vanguard Money Market Reserves
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: August 31
Date of reporting period: September 1, 2014 – August 31, 2015
Item 1: Reports to Shareholders

Annual Report | August 31, 2015

Vanguard Money Market Funds

Vanguard Prime Money Market Fund

Vanguard Federal Money Market Fund

Vanguard Admiral™ Treasury Money Market Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Prime Money Market Fund.	10
Federal Money Market Fund.	32
Admiral Treasury Money Market Fund.	45
About Your Fund’s Expenses.	57
Trustees Approve Advisory Arrangements.	59
Glossary.	60

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2015
	7-Day SEC	Total
	Yield	Returns
Vanguard Prime Money Market Fund
Investor Shares	0.06%	0.02%
Money Market Funds Average		0.00
Institutional Shares	0.12	0.07
Institutional Money Market Funds Average		0.00
Money Market Funds Average and Institutional Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters
Company.
Vanguard Federal Money Market Fund	0.02%	0.01%
Government Money Market Funds Average		0.00
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Admiral Treasury Money Market Fund	0.01%	0.01%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average		0.00

iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.
The 7-day SEC yield of a money market fund more closely reflects the current earnings of the fund than its total return.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Chairman’s Letter

Dear Shareholder,

The fiscal year ended August 31, 2015, was a volatile one for bonds, fueled in part by uncertainty about when the Federal Reserve might begin raising interest rates. Other factors contributing to the bumpy ride included the unsteady pace of global growth, disinflationary pressures from the fall in commodity prices, the strength of the U.S. dollar, and seemingly stretched stock market valuations.

Although the timing of the Fed’s first rate hike in almost a decade was still up in the air, short-term yields rose slightly in anticipation. Vanguard Prime Money Market Fund returned 0.02% for Investor Shares, while Institutional Shares, with their lower expense ratio, returned 0.07%. Vanguard Federal Money Market Fund and Vanguard Admiral Treasury Money Market Fund both returned 0.01%. Those returns, although slim, were more than the 0.00% average return of the funds’ peer groups.

As of August 31, the Prime Money Market Fund’s 7-day SEC yield had risen to 0.06% from 0.01% a year earlier for Investor Shares and to 0.12% from 0.05% for Institutional Shares. The yield of the Federal Money Market Fund inched up to 0.02% from 0.01%, and the yield of the Admiral Treasury Money Market Fund held steady at 0.01%.

Before I discuss the markets and your fund’s performance further, I want to address Vanguard’s response to the

Securities and Exchange Commission’s new money market rules. As you may recall from my previous letters, the SEC adopted these rules in 2014, with the compliance date for the core reforms set for autumn 2016. In June, we announced plans that preserve our money market funds as a cash management option with a stable price for both individual and institutional clients.

In addition, for greater clarity, the Admiral Treasury Money Market Fund will change its name to Vanguard Treasury Money Market Fund, and the Institutional Shares of the Prime Money Market Fund will be reclassified as Admiral Shares.

For more details, please see the box on page 7.

Bond results were muted both at home and abroad

The broad U.S. taxable bond market returned 1.56% for the 12 months, outpacing the broad U.S. stock market. Bond prices, which generally fell slightly, received support at various times from global investors looking for higher yields than those available in many other developed markets and from investors seeking shelter from stock market volatility. The yield of the 10-year Treasury note slid from 2.34% at the beginning of the fiscal year to 1.75% at the end of January, before retracing some of its steps to end the period at 2.18%. Given the heightened level of risk aversion in the market, Treasuries outperformed their corporate counterparts.

Market Barometer

	Average Annual Total Returns
	Periods Ended August 31, 2015
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.56%	1.53%	2.98%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.52	2.83	3.96
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.03	0.05

Stocks
Russell 1000 Index (Large-caps)	0.40%	14.68%	16.07%
Russell 2000 Index (Small-caps)	0.03	14.12	15.55
Russell 3000 Index (Broad U.S. market)	0.36	14.63	16.03
FTSE All-World ex US Index (International)	-11.50	5.79	5.17

CPI
Consumer Price Index	0.20%	1.14%	1.77%

Limited by the dollar’s strength, international bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –11.97%. International bonds returned about 3% without this currency effect.

August’s anxious stock markets led to disappointing returns

U.S. stocks generally moved in opposite directions over the two halves of the fiscal year. Ultimately, the ride ended about where it started, with the market returning less than 1%. The broad stock market’s first-half advance of about 6% was followed by a second-half retreat of about –5%.

For U.S. investors, international stocks returned about –12%, a result that would have been a bit better if not for the dollar’s strength against many foreign currencies. China’s troubles buffeted emerging markets in particular, which produced lower returns than the developed markets of Europe and the Pacific region.

The Fed was still waiting for the right moment

With the financial crisis in the rearview mirror and the economy showing more strength toward the end of 2014, the Fed ended its third bond-buying program in October and seemed to be edging closer to raising interest rates from the near-zero levels where they have been for nearly 7 years. (Shortly after the close of the reporting period, the Fed announced at its September meeting that it would leave rates unchanged for the time being.)

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer
		Group
	Fund	Average
Prime Money Market Fund
Investor Shares	0.16%	0.17%
Institutional Shares	0.10	0.17
Federal Money Market Fund	0.11	0.09
Admiral Treasury Money Market Fund	0.09	0.06

The fund expense ratios shown are from the prospectus dated December 19, 2014, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2015, the funds’ expense ratios were: for the Prime Money Market Fund, 0.15% for Investor Shares and
0.10% for Institutional Shares; for the Federal Money Market Fund, 0.10%; for the Admiral Treasury Money Market Fund, 0.04%. The expense ratios for the Prime Money Market Fund Investor Shares, the Federal Money Market Fund, and the Admiral Treasury Money Market Fund
reflect a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratios were: for the Prime Money Market Fund Investor Shares, 0.16%; for the Federal Money Market Fund, 0.11%; for the Admiral
Treasury Money Market Fund, 0.09%.

Peer groups: For the Prime Money Market Fund Investor Shares, Money Market Funds; and for the Institutional Shares, Institutional Money
Market Funds; for the Federal Money Market Fund, Government Money Market Funds; and for the Admiral Treasury Money Market Fund;
iMoneyNet Fund Report’s 100% Treasury Fund.

Growth ground almost to a halt in the first quarter, though, in part because of severe winter weather and a West Coast port strike. And the slide in the price of oil and the strong U.S. dollar helped push inflation even further below the Fed’s target of 2%.

International developments also muddied the picture, including recurring flare-ups in the Greek debt crisis and repercussions from events in China—notably the surprise devaluation of its currency, the sharp correction in mainland China stock markets, and a marked downturn in manufacturing.

While continuing to maintain safety and liquidity as priorities, the funds’ advisor, Vanguard Fixed Income Group, was able to find some relative value opportunities over the period while avoiding some trouble spots.

In the Prime Money Market Fund, the advisor added to its holdings in Australian and Canadian banks to enhance the fund’s diversification and to obtain the yield premium being offered over U.S. Treasuries. The fund had no exposure to Southern European banks, and it minimized its exposure to Northern European banks as the Greek debt crisis intensified. The fund also had no direct exposure to China or other emerging markets.

For a more detailed discussion of the management of the funds during the year, please see the Advisor’s Report that follows this letter.

Total Returns
Ten Years Ended August 31, 2015
Average
Annual Return
Prime Money Market Fund Investor Shares	1.46%
Money Market Funds Average	1.18
Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Federal Money Market Fund	1.39%
Government Money Market Funds Average	1.14
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Treasury Money Market Fund	1.29%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average	1.00

iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at
vanguard.com/performance.) An investment in a money market fund is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

Ten-year returns reflect higher pre-crisis rates

Interest rates have been frustratingly low for savers since the 2008–09 financial crisis, but fortunately, that hasn’t always been the case. For example, as recently as 2007, the yield of the 3-month Treasury bill was above 5%.

In looking at the funds’ track record, those more substantial yields early on helped buoy performance for the decade as a whole. For the ten years ended August 31, 2015, the average annual return was 1.46% for Investor Shares of the Prime Money Market Fund, 1.39% for the Federal Money Market Fund, and 1.29% for the Admiral Treasury Money Market Fund.

Versus their peers, the funds outperformed by an average of 25 to 29 basis points every year over the decade, a testament to the advisor’s stewardship of the funds as well as to the merit of our low-cost structure. (A basis point is one-hundredth of a percentage point.)

When the markets are volatile, maintaining perspective is key

The volatility in the markets, particularly in the stock market in the final weeks of August, may have evoked painful memories of previous financial setbacks. And inevitably, that can lead some investors to make rash moves with their portfolios.

During periods of market adversity, however, it’s more important than ever to keep sight of one of Vanguard’s key

Changes in Yields
	SEC 7-Day Annualized Yield
	August 31,	August 31,
Money Market Fund	2015	2014
Prime
Investor Shares	0.06%	0.01%
Institutional Shares	0.12	0.05
Federal	0.02	0.01
Admiral Treasury	0.01	0.01

principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you react––or don’t react––when the markets turn turbulent. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors generally is to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping our long-term plans clearly in focus can be key as we weather these periodic storms.

As always, thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 17, 2015

Stable-price options for individual and institutional investors

In response to rules adopted by the Securities and Exchange Commission, Vanguard in
June announced plans for our money market mutual fund lineup that enable individual and institutional investors to continue to have access to cash management vehicles at a stable
$1 net asset value (NAV).

Our plans call for designating Vanguard Prime Money Market Fund as a “retail” fund. As such, the fund will be required to comply with the SEC’s new requirements for liquidity fees and redemption restrictions, and individual investors will continue to have access to the fund at a share price that remains at $1, rather than fluctuates.

In addition, we’ve designated Vanguard Admiral Treasury Money Market Fund and Vanguard
Federal Money Market Fund as “government” funds because they meet the SEC’s require-
ment of investing more than 99.5% of their assets in U.S. government securities or repurchase agreements. This is significant because government funds, unlike retail funds, are open to institutional investors, giving them a stable-price cash management option, and are not subject to the new fees and redemption restrictions.

We’ve reopened the Federal Money Market Fund to both institutional and individual investors.
The Admiral Treasury Money Market Fund, soon to be renamed Vanguard Treasury Money
Market Fund, will remain closed to new investors.

Advisor’s Report

Money market yields began to inch higher toward the end of the fiscal year, reflecting an increased expectation that the Federal Reserve was close to ending a nearly seven-year freeze in the federal funds rate. The slight increase in yields did not lift the returns of our money market funds much; still, the funds continued to provide shareholders with a high-quality, very liquid investment appropriate for short-term savings goals or cash management.

For the 12 months ended August 31, 2015, Vanguard Prime Money Market Fund returned 0.02% for Investor Shares and 0.07% for Institutional Shares. Vanguard Federal Money Market Fund and Vanguard Admiral Treasury Money Market Fund each returned 0.01%. The average return for the peer groups of all three funds was 0.00%.

The investment environment

Monetary policy in the United States appeared to be on a different trajectory than in much of the rest of the world over the 12 months. The Fed was comfortable enough with the economy’s underlying strength to end quantitative easing in the fourth quarter of 2014. With the exception of a weather-related slump in the first quarter, growth continued at a moderate pace. The U.S. labor market made gains despite job losses in the energy sector, consumer confidence held up, and the construction sector continued to heal. And though the sharp fall in the price of oil has weighed on consumer prices, inflation was expected to pick up, with further tightening in the job market pushing wages higher.

This backdrop, along with statements from Fed officials, suggested that the question of liftoff had become not “if” but “when.”

In contrast, many other central banks pursued looser monetary policies. Europe’s economy showed signs of weakness, prompting the European Central Bank to embark on its own quantitative-easing program in March. That led to yields on some European sovereign bonds dipping into negative territory at times. Japan continued the quantitative easing it had begun in 2013. And China, whose economy has been decelerating for some time, made a series of interest rate cuts and reduced reserve requirements for banks.

U.S. intermediate- and long-term Treasury yields ended the period lower. A combination of factors contributed to that development, including a more muted outlook for inflation and global growth, a flight to safety amid concerns about Greece and turmoil in China, and a rise in the relative attractiveness of Treasuries for international buyers.

On the prospect of a Fed rate hike, yields on money market instruments ended the fiscal year a little higher but still not far above zero.

Management of the funds

For much of the year, we kept the weighted average maturities of the funds fairly long in the belief that the Fed was not ready to move. The call provided a bit of a boost to the funds, but we have since moved shorter as our expectation on that front has changed.

With strong demand in the marketplace for Treasury bills driving their prices higher, we looked for relative value opportunities to exploit among other securities. Toward the end of 2014 and the beginning of this year, a wave of selling pushed the prices of Treasury floating-rate notes down to attractive levels. Because these securities also have the advantage of their yields adjusting higher if interest rates rise, we included them in all three funds.

More recently, we increased our exposure to agency discount notes—securities without a coupon that agencies issue at a discount to their par value—in the Prime and Federal Money Market Funds as their yield spread with Treasuries widened. Investors’ appetite for Treasury bills pushed their yields lower, and agencies’ increased issuance of discount notes pushed their yields higher.

In the Prime Money Market Fund, we’ve taken a cautious stance toward Europe for some time. We had no direct exposure to Southern European financial institutions during the period, and we pared our exposure to Northern Europe as troubles in Greece intensified. We also took the step of limiting our purchases in this region to only very short-term securities. Elsewhere, we increased our exposure to Australia and Canada and continued to have no direct exposure to China or other emerging markets.

The outlook

The economy is growing modestly, inflation remains subdued, and the job market is improving. Although those economic conditions lead us to expect that the Fed will make its initial rate hike not long from now, subsequent increases are likely to be slow and gradual, given the fragile state of the global economy and lingering disinflationary pressures.

We see the Fed’s moving toward a normalization of monetary policy as a positive. It will, of course, be good for money market investors, as they will begin to see higher returns, but it also will be a signal that the economy has improved enough since the global financial crisis that it no longer needs emergency monetary support.

Volatility is likely to remain elevated as that process takes place, but we are aware of the risks in such an environment and will continue to position the funds with them in mind.

David R. Glocke, Principal

Vanguard Fixed Income Group

September 17, 2015

Prime Money Market Fund

Fund Profile
As of August 31, 2015

Financial Attributes
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VMMXX	VMRXX
Expense Ratio[1]	0.16%	0.10%
7-Day SEC Yield	0.06%	0.12%
Average Weighted
Maturity	46 days	46 days

Sector Diversification (% of portfolio)
Certificates of Deposit	9.8%
U.S. Commercial Paper	10.5
Other	0.7
Repurchase Agreements	0.3
U.S. Government Obligations	29.5
U.S. Treasury Bills	2.7
Yankee/Foreign	46.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody's,
Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated December 19, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratios were 0.15% for Investor Shares and 0.10% for Institutional Shares. The expense ratio for the
Prime Money Market Fund Investor Shares reflects a temporary reduction in operating expenses (described in Note B of the Notes to Financial
Statements). Before this reduction, the expense ratio for the Prime Money Market Fund Investor Shares was 0.16%.

Prime Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2005, Through August 31, 2015
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2015

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

Prime Money Market Fund Investor
Shares	0.02%	0.03%	1.46%	$11,555

•••••••• Money Market Funds Average	0.00	0.00	1.18	11,240
Citigroup Three-Month U.S. Treasury
Bill Index	0.02	0.05	1.28	11,375

Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Prime Money Market Fund Institutional
Shares	0.07%	0.10%	1.57%	$5,842,419

Institutional Money Market Funds Average	0.00	0.02	1.37	5,726,502
Citigroup Three-Month U.S. Treasury Bill
Index	0.02	0.05	1.28	5,687,636

See Financial Highlights for dividend information.

Prime Money Market Fund

Fiscal-Year Total Returns (%): August 31, 2005, Through August 31, 2015

		Money
		Market
		Funds
	Investor Shares	Average
Fiscal Year	Total Returns	Total Returns
2006	4.38%	3.69%
2007	5.23	4.55
2008	3.60	3.02
2009	1.31	0.62
2010	0.08	0.02
2011	0.06	0.00
2012	0.04	0.00
2013	0.02	0.00
2014	0.02	0.00
2015	0.02	0.00
7-day SEC yield (8/31/2015): 0.06%
Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/4/1975	0.01%	0.03%	1.51%
Institutional Shares	10/3/1989	0.06	0.10	1.62

Prime Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (32.2%)
2	Federal Home Loan Bank Discount Notes	0.070%–0.072%	9/4/15	2,334,770	2,334,756
2	Federal Home Loan Bank Discount Notes	0.070%–0.090%	9/9/15	1,330,800	1,330,777
2	Federal Home Loan Bank Discount Notes	0.070%–0.093%	9/11/15	961,547	961,525
2	Federal Home Loan Bank Discount Notes	0.075%	9/14/15	25,000	24,999
2	Federal Home Loan Bank Discount Notes	0.070%	9/15/15	37,000	36,999
2	Federal Home Loan Bank Discount Notes	0.070%	9/16/15	213,000	212,994
2	Federal Home Loan Bank Discount Notes	0.070%–0.090%	9/18/15	604,300	604,279
2	Federal Home Loan Bank Discount Notes	0.075%–0.079%	9/25/15	104,648	104,643
2	Federal Home Loan Bank Discount Notes	0.080%–0.088%	9/30/15	1,635,000	1,634,894
2	Federal Home Loan Bank Discount Notes	0.080%	10/2/15	23,000	22,998
2	Federal Home Loan Bank Discount Notes	0.120%	10/7/15	107,000	106,987
2	Federal Home Loan Bank Discount Notes	0.120%	10/9/15	1,425,700	1,425,519
2	Federal Home Loan Bank Discount Notes	0.170%–0.175%	10/14/15	890,000	889,814
2	Federal Home Loan Bank Discount Notes	0.159%–0.170%	10/16/15	3,072,000	3,071,377
2	Federal Home Loan Bank Discount Notes	0.170%	10/19/15	517,500	517,383
2	Federal Home Loan Bank Discount Notes	0.150%–0.170%	10/21/15	1,706,000	1,705,610
2	Federal Home Loan Bank Discount Notes	0.165%	10/22/15	396,000	395,908
2	Federal Home Loan Bank Discount Notes	0.140%–0.150%	10/23/15	3,191,000	3,190,338
2	Federal Home Loan Bank Discount Notes	0.155%	10/26/15	87,900	87,879
2	Federal Home Loan Bank Discount Notes	0.150%	10/27/15	200,000	199,953
2	Federal Home Loan Bank Discount Notes	0.114%	10/28/15	539,000	538,903
2	Federal Home Loan Bank Discount Notes	0.150%	10/30/15	100,000	99,975
2	Federal Home Loan Bank Discount Notes	0.130%–0.160%	11/2/15	54,063	54,049
2	Federal Home Loan Bank Discount Notes	0.130%	11/4/15	790,000	789,817
2	Federal Home Loan Bank Discount Notes	0.160%	11/6/15	200,000	199,941
2	Federal Home Loan Bank Discount Notes	0.170%	11/19/15	77,400	77,371
2	Federal Home Loan Bank Discount Notes	0.189%	11/25/15	989,000	988,559
2	Federal Home Loan Bank Discount Notes	0.192%	11/27/15	1,300,000	1,299,397
3,[4]	Federal National Mortgage Assn.	0.192%	10/21/15	112,000	112,008
4	Freddie Mac Discount Notes	0.079%	10/2/15	24,500	24,498
4	Freddie Mac Discount Notes	0.130%	10/14/15	351,648	351,593
	United States Treasury Bill	0.145%–0.146%	9/17/15	900,000	899,942
	United States Treasury Bill	0.091%	12/31/15	1,000,000	999,695
	United States Treasury Bill	0.200%–0.201%	2/25/16	1,784,000	1,782,244
3	United States Treasury Floating Rate Note	0.095%	1/31/16	415,000	414,956

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
3 United States Treasury Floating Rate Note	0.119%	4/30/16	1,041,000	1,040,958
3 United States Treasury Floating Rate Note	0.120%	7/31/16	350,000	349,978
3 United States Treasury Floating Rate Note	0.103%	10/31/16	2,912,200	2,910,435
3 United States Treasury Floating Rate Note	0.134%	1/31/17	1,779,183	1,779,158
United States Treasury Note/Bond	0.250%	9/30/15	354,000	354,053
United States Treasury Note/Bond	0.250%	10/15/15	768,000	768,144
United States Treasury Note/Bond	4.500%	11/15/15	3,003,170	3,030,134
United States Treasury Note/Bond	0.375%	1/15/16	1,467,000	1,468,451
United States Treasury Note/Bond	2.000%	1/31/16	1,619,000	1,631,493
United States Treasury Note/Bond	0.375%	2/15/16	1,339,000	1,340,375
United States Treasury Note/Bond	4.500%	2/15/16	171,454	174,817
United States Treasury Note/Bond	0.375%	3/15/16	300,000	300,290
United States Treasury Note/Bond	0.375%	3/31/16	139,045	139,182
United States Treasury Note/Bond	2.250%	3/31/16	402,500	407,258
United States Treasury Note/Bond	2.375%	3/31/16	164,000	166,061
Total U.S. Government and Agency Obligations (Cost $43,353,367)				43,353,367
Commercial Paper (33.6%)
Bank Holding Company (0.9%)
5 Bank of New York Mellon Corp.	0.130%	9/2/15	1,097,000	1,096,996
State Street Corp.	0.200%	9/18/15	55,000	54,995
				1,151,991
Finance—Auto (2.4%)
American Honda Finance Corp.	0.140%	9/4/15	200,500	200,498
American Honda Finance Corp.	0.140%	9/9/15	133,750	133,746
American Honda Finance Corp.	0.140%	9/10/15	54,000	53,998
American Honda Finance Corp.	0.140%	9/11/15	90,000	89,997
American Honda Finance Corp.	0.150%	10/6/15	34,000	33,995
5 BMW US Capital LLC	0.140%	9/4/15	43,000	43,000
5 BMW US Capital LLC	0.140%	9/8/15	45,500	45,499
5 BMW US Capital LLC	0.140%	9/9/15	118,500	118,496
5 BMW US Capital LLC	0.140%	9/11/15	73,500	73,497
5 BMW US Capital LLC	0.140%	9/14/15	131,750	131,743
5 BMW US Capital LLC	0.140%	9/16/15	111,000	110,994
5 BMW US Capital LLC	0.140%	9/18/15	37,000	36,998
5 BMW US Capital LLC	0.140%	9/22/15	37,000	36,997
5 BMW US Capital LLC	0.150%	9/24/15	43,250	43,246
5 BMW US Capital LLC	0.150%	9/25/15	36,000	35,996
5 BMW US Capital LLC	0.150%	10/1/15	129,000	128,984
5 BMW US Capital LLC	0.160%	10/8/15	81,000	80,987
5 BMW US Capital LLC	0.160%	10/9/15	27,500	27,495
5 BMW US Capital LLC	0.230%	11/24/15	29,500	29,484
5 BMW US Capital LLC	0.240%	11/30/15	22,250	22,237
5 BMW US Capital LLC	0.240%	12/1/15	22,250	22,237
5 BMW US Capital LLC	0.220%–0.240%	12/2/15	63,250	63,212
5 BMW US Capital LLC	0.240%	12/4/15	22,250	22,236
Toyota Motor Credit Corp.	0.220%	10/27/15	74,250	74,225
Toyota Motor Credit Corp.	0.290%	10/28/15	150,000	149,931
Toyota Motor Credit Corp.	0.250%	11/2/15	34,500	34,485
Toyota Motor Credit Corp.	0.240%	11/4/15	27,000	26,988
Toyota Motor Credit Corp.	0.280%	11/23/15	113,000	112,927
3 Toyota Motor Credit Corp.	0.279%	11/24/15	201,000	201,000
Toyota Motor Credit Corp.	0.280%	12/3/15	174,000	173,874
Toyota Motor Credit Corp.	0.280%	12/7/15	45,000	44,966
Toyota Motor Credit Corp.	0.280%–0.290%	12/8/15	121,000	120,905

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
	Toyota Motor Credit Corp.	0.250%	12/17/15	30,000	29,978
	Toyota Motor Credit Corp.	0.320%	1/5/16	198,000	197,778
	Toyota Motor Credit Corp.	0.310%	1/12/16	39,750	39,704
	Toyota Motor Credit Corp.	0.310%	1/19/16	23,000	22,972
3	Toyota Motor Credit Corp.	0.299%	4/15/16	452,000	452,000
					3,267,305
Finance—Other (1.0%)
5	Chariot Funding LLC	0.200%	9/15/15	25,000	24,998
5	Chariot Funding LLC	0.190%	10/13/15	36,500	36,492
	General Electric Capital Corp.	0.150%	9/10/15	147,500	147,494
	General Electric Capital Corp.	0.300%	9/17/15	38,750	38,745
	General Electric Capital Corp.	0.150%	9/22/15	37,000	36,997
	General Electric Capital Corp.	0.300%	9/24/15	115,250	115,228
	General Electric Capital Corp.	0.160%	9/28/15	173,000	172,979
	General Electric Capital Corp.	0.320%	12/7/15	198,000	197,829
	General Electric Capital Corp.	0.320%	12/8/15	198,000	197,828
	General Electric Capital Corp.	0.240%	12/11/15	25,000	24,983
	General Electric Capital Corp.	0.280%	12/16/15	99,000	98,918
	General Electric Capital Corp.	0.320%	12/23/15	198,000	197,801
5	John Deere Financial Ltd.	0.160%	10/1/15	31,000	30,996
					1,321,288
Foreign Banks (12.4%)
[3,5]	Australia & New Zealand Banking Group, Ltd.	0.278%	10/27/15	228,000	227,998
5	Australia & New Zealand Banking Group, Ltd.	0.280%	10/30/15	175,000	174,920
[3,5]	Australia & New Zealand Banking Group, Ltd.	0.278%	11/3/15	376,000	376,000
[3,5]	Australia & New Zealand Banking Group, Ltd.	0.308%	1/15/16	496,000	495,991
[3,5]	Australia & New Zealand Banking Group, Ltd.	0.308%	1/29/16	217,500	217,500
[3,5]	Australia & New Zealand Banking Group, Ltd.	0.308%	1/29/16	297,000	297,000
[3,5]	Australia & New Zealand Banking Group, Ltd.	0.302%	2/2/16	200,000	200,000
[3,5]	Australia & New Zealand Banking Group, Ltd.	0.302%	4/8/16	357,000	357,000
[3,5]	Australia & New Zealand Banking Group, Ltd.	0.363%	6/20/16	415,000	415,000
5	Bank of Nova Scotia	0.315%	11/9/15	670,000	669,595
5	Bank of Nova Scotia	0.310%	12/1/15	320,000	319,749
[3,5]	Commonwealth Bank of Australia	0.293%	10/2/15	50,000	50,000
[3,5]	Commonwealth Bank of Australia	0.284%	10/6/15	189,000	189,000
[3,5]	Commonwealth Bank of Australia	0.284%	10/7/15	115,000	115,000
[3,5]	Commonwealth Bank of Australia	0.283%	10/9/15	348,000	348,000
[3,5]	Commonwealth Bank of Australia	0.287%	10/13/15	297,000	297,000
[3,5]	Commonwealth Bank of Australia	0.292%	10/14/15	276,000	276,000
[3,5]	Commonwealth Bank of Australia	0.290%	1/29/16	300,000	299,994
[3,5]	Commonwealth Bank of Australia	0.293%	2/8/16	150,000	149,997
[3,5]	Commonwealth Bank of Australia	0.305%	2/19/16	217,000	216,995
[3,5]	Commonwealth Bank of Australia	0.300%	2/22/16	55,000	54,999
[3,5]	Commonwealth Bank of Australia	0.370%	2/24/16	181,000	181,000
[3,5]	Commonwealth Bank of Australia	0.358%	2/29/16	30,000	29,999
[3,5]	Commonwealth Bank of Australia	0.361%	3/7/16	280,000	280,000
[3,5]	Commonwealth Bank of Australia	0.323%	3/14/16	249,000	248,993
[3,5]	Commonwealth Bank of Australia	0.309%	3/18/16	350,000	350,000
[3,5]	Commonwealth Bank of Australia	0.310%	3/24/16	145,000	145,000
[3,5]	Commonwealth Bank of Australia	0.308%	3/30/16	125,000	124,997
[3,5]	Commonwealth Bank of Australia	0.308%	3/31/16	40,000	39,999
[3,5]	Commonwealth Bank of Australia	0.332%	5/13/16	100,000	99,996
[3,5]	Commonwealth Bank of Australia	0.340%	5/23/16	375,000	374,988
[3,5]	Commonwealth Bank of Australia	0.370%	6/24/16	59,000	58,998

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
	Lloyds Bank plc	0.130%	9/1/15	2,268,000	2,268,000
5	National Australia Bank Ltd.	0.340%	12/14/15	1,000,000	999,018
5	National Australia Bank Ltd.	0.340%	12/21/15	425,000	424,554
[3,5]	National Australia Bank Ltd.	0.349%	2/25/16	1,032,000	1,032,000
[3,5]	Westpac Banking Corp.	0.278%	9/2/15	428,000	428,000
[3,5]	Westpac Banking Corp.	0.282%	9/4/15	500,000	500,000
[3,5]	Westpac Banking Corp.	0.288%	9/15/15	695,000	694,999
[3,5]	Westpac Banking Corp.	0.281%	10/9/15	380,000	380,000
[3,5]	Westpac Banking Corp.	0.331%	1/8/16	175,000	174,997
[3,5]	Westpac Banking Corp.	0.310%	2/22/16	105,000	105,000
[3,5]	Westpac Banking Corp.	0.358%	2/26/16	311,750	311,750
[3,5]	Westpac Banking Corp.	0.358%	2/29/16	638,250	638,250
[3,5]	Westpac Banking Corp.	0.310%	3/24/16	100,000	100,000
[3,5]	Westpac Banking Corp.	0.310%	3/24/16	220,000	220,000
[3,5]	Westpac Banking Corp.	0.348%	5/27/16	100,000	100,000
[3,5]	Westpac Banking Corp.	0.348%	5/27/16	317,000	316,999
[3,5]	Westpac Banking Corp.	0.339%	6/2/16	245,000	245,000
[3,5]	Westpac Banking Corp.	0.341%	6/10/16	135,000	134,993
					16,755,268
Foreign Governments (4.5%)
	Canada	0.150%	10/27/15	149,000	148,965
5	CDP Financial Inc.	0.180%–0.200%	9/15/15	55,500	55,496
5	CDP Financial Inc.	0.200%	9/16/15	22,000	21,998
5	CDP Financial Inc.	0.200%	9/30/15	11,000	10,998
5	CDP Financial Inc.	0.200%	10/2/15	35,500	35,494
5	CDP Financial Inc.	0.200%	10/5/15	34,750	34,744
5	CDP Financial Inc.	0.220%	10/14/15	22,250	22,244
5	CDP Financial Inc.	0.200%	10/15/15	56,500	56,486
5	CDP Financial Inc.	0.260%	11/6/15	33,000	32,984
5	CDP Financial Inc.	0.240%	11/16/15	79,250	79,210
5	CDP Financial Inc.	0.240%	11/19/15	134,000	133,929
6	CPPIB Capital Inc.	0.155%	9/3/15	163,750	163,749
6	CPPIB Capital Inc.	0.155%	9/9/15	54,177	54,175
6	CPPIB Capital Inc.	0.155%–0.160%	9/10/15	231,000	230,991
6	CPPIB Capital Inc.	0.160%	9/11/15	33,750	33,749
6	CPPIB Capital Inc.	0.150%	9/14/15	72,000	71,996
6	CPPIB Capital Inc.	0.170%	10/13/15	109,000	108,978
6	CPPIB Capital Inc.	0.175%	10/14/15	164,500	164,466
6	CPPIB Capital Inc.	0.175%	10/19/15	157,750	157,713
6	CPPIB Capital Inc.	0.160%	10/21/15	202,000	201,955
6	CPPIB Capital Inc.	0.205%	10/30/15	226,000	225,924
6	CPPIB Capital Inc.	0.205%	11/2/15	158,750	158,694
6	CPPIB Capital Inc.	0.175%	11/3/15	160,000	159,951
6	CPPIB Capital Inc.	0.205%	11/9/15	39,750	39,734
6	CPPIB Capital Inc.	0.205%	11/10/15	353,250	353,109
6	CPPIB Capital Inc.	0.205%	11/12/15	288,250	288,132
	Export Development Canada	0.200%	10/13/15	144,000	143,966
	Export Development Canada	0.190%	11/5/15	74,000	73,975
	Export Development Canada	0.200%	11/16/15	49,500	49,479
	Province of Ontario	0.140%	9/1/15	277,860	277,860
	Province of Ontario	0.130%	9/17/15	48,141	48,138
6	PSP Capital Inc.	0.160%–0.190%	9/8/15	60,750	60,748
6	PSP Capital Inc.	0.270%	9/17/15	99,000	98,988
6	PSP Capital Inc.	0.170%	9/18/15	29,500	29,498
6	PSP Capital Inc.	0.270%	9/21/15	39,500	39,494

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
6 PSP Capital Inc.	0.180%	9/28/15	69,500	69,491
6 PSP Capital Inc.	0.180%	10/5/15	14,500	14,498
6 PSP Capital Inc.	0.170%	10/6/15	59,000	58,990
6 PSP Capital Inc.	0.180%	10/8/15	42,500	42,492
6 PSP Capital Inc.	0.180%	10/9/15	36,250	36,243
6 PSP Capital Inc.	0.180%	10/14/15	82,000	81,982
6 PSP Capital Inc.	0.260%	11/10/15	18,950	18,940
6 PSP Capital Inc.	0.260%	11/16/15	18,250	18,240
6 PSP Capital Inc.	0.250%–0.260%	11/19/15	126,750	126,680
6 PSP Capital Inc.	0.250%	11/20/15	79,500	79,456
6 PSP Capital Inc.	0.280%	11/24/15	82,000	81,947
5 Quebec	0.145%	9/1/15	744,000	744,000
5 Quebec	0.150%	9/14/15	36,500	36,498
5 Quebec	0.150%	9/15/15	36,500	36,498
5 Quebec	0.140%–0.150%	9/17/15	605,375	605,337
5 Quebec	0.150%	9/22/15	129,500	129,489
				6,048,791
Foreign Industrial (4.5%)
5 BASF SE	0.210%	9/1/15	138,000	138,000
5 BASF SE	0.140%	9/25/15	98,360	98,351
5 BASF SE	0.170%–0.220%	9/28/15	166,750	166,728
5 BASF SE	0.170%–0.300%	9/29/15	651,500	651,377
5 BASF SE	0.170%	9/30/15	145,000	144,980
5 John Deere Canada ULC	0.170%	10/13/15	41,500	41,492
5 Nestle Capital Corp.	0.150%–0.155%	9/8/15	84,500	84,497
5 Nestle Capital Corp.	0.150%	9/9/15	126,750	126,746
5 Nestle Capital Corp.	0.180%	11/9/15	108,500	108,463
5 Nestle Capital Corp.	0.180%	11/13/15	108,500	108,460
5 Nestle Capital Corp.	0.180%	11/16/15	244,000	243,907
5 Nestle Capital Corp.	0.180%	11/17/15	99,000	98,962
5 Nestle Capital Corp.	0.180%	11/19/15	83,500	83,467
Nestle Finance International Ltd.	0.135%–0.140%	9/14/15	139,400	139,393
Nestle Finance International Ltd.	0.140%	9/15/15	59,750	59,747
Nestle Finance International Ltd.	0.140%	9/18/15	149,000	148,990
Nestle Finance International Ltd.	0.140%	9/21/15	171,000	170,987
Nestle Finance International Ltd.	0.140%	9/28/15	43,500	43,495
Nestle Finance International Ltd.	0.140%–0.170%	10/1/15	47,750	47,744
Nestle Finance International Ltd.	0.150%	10/14/15	151,000	150,973
Nestle Finance International Ltd.	0.150%	10/26/15	37,000	36,991
Nestle Finance International Ltd.	0.150%	10/27/15	74,000	73,983
Nestle Finance International Ltd.	0.180%	11/17/15	100,000	99,961
Nestle Finance International Ltd.	0.180%	11/18/15	95,000	94,963
5 Reckitt Benckiser Treasury Services plc	0.150%–0.180%	9/1/15	176,500	176,500
5 Reckitt Benckiser Treasury Services plc	0.180%	9/9/15	35,500	35,499
5 Reckitt Benckiser Treasury Services plc	0.250%	11/2/15	18,500	18,492
5 Reckitt Benckiser Treasury Services plc	0.270%	12/4/15	111,000	110,922
5 Sanofi	0.170%–0.175%	9/25/15	357,500	357,459
5 Sanofi	0.160%–0.175%	9/30/15	228,000	227,969
5 Siemens Capital Co. LLC	0.180%	9/25/15	36,500	36,496
5 Siemens Capital Co. LLC	0.150%–0.180%	9/28/15	810,500	810,395
5 Total Capital Canada Ltd.	0.140%	9/14/15	33,455	33,453
5 Total Capital Canada Ltd.	0.140%	9/30/15	33,750	33,746
5 Total Capital Canada Ltd.	0.160%	10/13/15	67,000	66,987
5 Total Capital Canada Ltd.	0.220%	10/29/15	199,209	199,138
5 Total Capital Canada Ltd.	0.220%	11/12/15	46,000	45,980

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
5 Total Capital Canada Ltd.	0.250%	11/23/15	169,000	168,903
5 Total Capital Canada Ltd.	0.290%	12/21/15	329,000	328,706
Toyota Credit Canada Inc.	0.250%	10/13/15	45,000	44,987
Toyota Credit Canada Inc.	0.290%	10/28/15	35,000	34,984
Toyota Credit Canada Inc.	0.290%	11/16/15	49,500	49,470
Toyota Credit Canada Inc.	0.320%	12/7/15	24,750	24,729
5 Unilever Capital Corp.	0.160%	10/13/15	75,000	74,986
				6,042,458
Industrial (7.9%)
5 Apple Inc.	0.140%	10/6/15	596,500	596,419
5 Apple Inc.	0.200%	11/2/15	99,000	98,966
Caterpillar Financial Services Corp.	0.190%	10/13/15	144,000	143,968
5 Chevron Corp.	0.140%	10/5/15	149,000	148,980
5 Chevron Corp.	0.140%	10/13/15	300,000	299,951
5 Chevron Corp.	0.140%	10/14/15	112,400	112,381
5 Chevron Corp.	0.140%	10/15/15	195,290	195,257
5 Danaher Corp.	0.200%	9/3/15	74,000	73,999
5 Danaher Corp.	0.200%	9/11/15	149,000	148,992
5 Danaher Corp.	0.200%	9/21/15	56,000	55,994
5 Emerson Electric Co.	0.150%	9/9/15	21,050	21,049
5 Emerson Electric Co.	0.190%	10/13/15	55,000	54,988
Exxon Mobil Corp.	0.140%	9/11/15	250,000	249,990
Exxon Mobil Corp.	0.140%	9/14/15	200,000	199,990
Exxon Mobil Corp.	0.140%	9/15/15	595,000	594,968
Exxon Mobil Corp.	0.140%	9/16/15	89,000	88,995
Exxon Mobil Corp.	0.140%	10/1/15	200,000	199,977
Exxon Mobil Corp.	0.140%	10/21/15	200,000	199,961
Exxon Mobil Corp.	0.140%	10/22/15	100,000	99,980
Exxon Mobil Corp.	0.140%	10/23/15	145,000	144,971
5 Henkel of America Inc.	0.190%	9/17/15	148,500	148,487
5 Henkel of America Inc.	0.200%	9/24/15	76,000	75,990
5 Honeywell International Inc.	0.140%	9/3/15	50,000	50,000
5 Honeywell International Inc.	0.140%	9/4/15	50,000	49,999
5 Honeywell International Inc.	0.140%	9/9/15	100,000	99,997
5 Honeywell International Inc.	0.150%	10/6/15	50,000	49,993
5 Honeywell International Inc.	0.140%	10/8/15	50,000	49,993
5 Honeywell International Inc.	0.170%	10/26/15	37,000	36,990
5 Honeywell International Inc.	0.170%	10/27/15	37,000	36,990
5 Honeywell International Inc.	0.180%	10/28/15	37,000	36,989
5 Honeywell International Inc.	0.180%	10/29/15	37,000	36,989
5 Honeywell International Inc.	0.270%	12/2/15	37,000	36,974
5 John Deere Capital Corp.	0.140%	9/11/15	74,000	73,997
5 John Deere Capital Corp.	0.140%	9/14/15	29,913	29,911
5 John Deere Financial Inc.	0.140%	9/11/15	66,000	65,997
5 John Deere Financial Ltd.	0.140%	9/9/15	71,000	70,998
5 Novartis Finance Corp.	0.200%	9/1/15	189,000	189,000
5 Novartis Finance Corp.	0.200%	9/2/15	150,000	149,999
5 Novartis Finance Corp.	0.200%	9/3/15	100,000	99,999
5 Novartis Finance Corp.	0.190%	9/8/15	50,000	49,998
5 Novartis Finance Corp.	0.220%	10/1/15	496,000	495,909
5 Novartis Finance Corp.	0.220%	10/2/15	60,500	60,489
5 Novartis Finance Corp.	0.270%	11/3/15	80,000	79,962
5 Novartis Finance Corp.	0.270%	11/4/15	120,000	119,942
5 Novartis Finance Corp.	0.270%	11/5/15	56,000	55,973
5 Pfizer Inc	0.140%	10/15/15	171,750	171,721

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
5 The Coca-Cola Co.	0.290%	9/3/15	123,500	123,498
5 The Coca-Cola Co.	0.290%	9/4/15	148,500	148,496
5 The Coca-Cola Co.	0.280%	9/10/15	99,250	99,243
5 The Coca-Cola Co.	0.280%	9/11/15	25,000	24,998
5 The Coca-Cola Co.	0.270%	9/17/15	99,000	98,988
5 The Coca-Cola Co.	0.290%–0.300%	9/23/15	297,000	296,946
5 The Coca-Cola Co.	0.290%	9/24/15	223,000	222,959
5 The Coca-Cola Co.	0.280%	9/25/15	99,000	98,982
5 The Coca-Cola Co.	0.260%	11/9/15	145,000	144,928
5 The Coca-Cola Co.	0.250%	11/10/15	181,250	181,162
5 The Coca-Cola Co.	0.250%	11/13/15	254,500	254,371
5 The Coca-Cola Co.	0.240%	11/16/15	124,000	123,937
5 The Coca-Cola Co.	0.240%	11/17/15	24,750	24,737
5 The Coca-Cola Co.	0.250%	11/18/15	158,500	158,414
5 The Coca-Cola Co.	0.240%	11/19/15	99,000	98,948
5 The Coca-Cola Co.	0.260%	12/3/15	74,250	74,200
5 The Coca-Cola Co.	0.260%	12/4/15	134,250	134,159
5 The Coca-Cola Co.	0.260%	12/7/15	194,000	193,864
5 The Coca-Cola Co.	0.260%	12/8/15	199,500	199,359
5 The Coca-Cola Co.	0.260%	12/16/15	114,675	114,587
5 The Coca-Cola Co.	0.250%–0.300%	12/17/15	285,000	284,766
5 The Coca-Cola Co.	0.400%–0.420%	1/28/16	173,500	173,211
5 The Coca-Cola Co.	0.400%–0.420%	1/29/16	149,000	148,748
5 The Coca-Cola Co.	0.440%–0.460%	2/17/16	244,500	243,977
5 The Coca-Cola Co.	0.460%	2/18/16	259,000	258,437
5 The Coca-Cola Co.	0.460%	2/19/16	50,000	49,891
5 The Coca-Cola Co.	0.460%	2/22/16	199,000	198,558
5 The Coca-Cola Co.	0.500%	3/16/16	50,000	49,863
5 The Walt Disney Co.	0.130%	10/1/15	50,000	49,995
5 The Walt Disney Co.	0.150%	10/15/15	92,000	91,983
5 The Walt Disney Co.	0.150%	10/23/15	83,500	83,482
5 United Technologies Corp.	0.160%	9/29/15	40,500	40,495
				10,643,244
Total Commercial Paper (Cost $45,230,345)				45,230,345
Certificates of Deposit (30.1%)
Domestic Banks (7.5%)
Citibank NA	0.200%	9/24/15	734,000	734,000
Citibank NA	0.210%	9/24/15	100,000	100,000
Citibank NA	0.200%	10/1/15	75,000	75,000
Citibank NA	0.200%	10/5/15	73,500	73,500
Citibank NA	0.200%	10/6/15	109,500	109,500
Citibank NA	0.200%	10/8/15	179,000	179,000
Citibank NA	0.240%	10/20/15	204,000	204,000
Citibank NA	0.250%	10/26/15	112,000	112,000
Citibank NA	0.300%	11/12/15	204,000	204,000
Citibank NA	0.290%	11/13/15	223,000	223,000
3 State Street Bank & Trust Co.	0.300%	12/23/15	725,000	725,000
3 State Street Bank & Trust Co.	0.298%	12/29/15	361,000	361,000
3 State Street Bank & Trust Co.	0.291%	1/6/16	1,490,000	1,490,000
3 State Street Bank & Trust Co.	0.291%	1/11/16	500,000	500,000
3 State Street Bank & Trust Co.	0.351%	1/11/16	87,000	87,000
3 State Street Bank & Trust Co.	0.333%	1/13/16	638,000	638,000
3 State Street Bank & Trust Co.	0.358%	1/15/16	177,000	177,000
3 Wells Fargo Bank NA	0.298%	10/30/15	895,000	895,000

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
3 Wells Fargo Bank NA	0.300%	11/24/15	495,000	495,000
3 Wells Fargo Bank NA	0.334%	1/8/16	50,000	50,000
3 Wells Fargo Bank NA	0.320%	1/20/16	250,000	250,000
3 Wells Fargo Bank NA	0.318%	1/27/16	375,000	375,000
3 Wells Fargo Bank NA	0.312%	2/4/16	495,000	495,000
3 Wells Fargo Bank NA	0.363%	2/22/16	335,000	335,000
3 Wells Fargo Bank NA	0.312%	3/9/16	400,000	400,000
3 Wells Fargo Bank NA	0.308%	4/1/16	220,000	220,000
3 Wells Fargo Bank NA	0.322%	5/6/16	405,000	405,000
3 Wells Fargo Bank NA	0.419%	5/25/16	40,000	40,000
3 Wells Fargo Bank NA	0.348%	5/27/16	100,000	100,000
				10,052,000
Eurodollar Certificates of Deposit (1.9%)
Australia & New Zealand Banking Group, Ltd.	0.280%	11/2/15	349,000	349,000
Australia & New Zealand Banking Group, Ltd.	0.320%	12/1/15	200,000	200,000
Australia & New Zealand Banking Group, Ltd.	0.380%	1/26/16	396,000	396,000
3 National Australia Bank Ltd.	0.258%	10/15/15	1,070,000	1,070,000
3 National Australia Bank Ltd.	0.270%	11/23/15	535,000	535,000
				2,550,000
Yankee Certificates of Deposit (20.7%)
Bank of Montreal (Chicago Branch)	0.220%	10/8/15	410,000	410,000
3 Bank of Montreal (Chicago Branch)	0.279%	11/25/15	200,000	199,998
Bank of Montreal (Chicago Branch)	0.310%	12/3/15	496,000	496,000
Bank of Montreal (Chicago Branch)	0.310%	12/7/15	250,000	250,000
Bank of Montreal (Chicago Branch)	0.310%	12/9/15	496,000	496,000
3 Bank of Montreal (Chicago Branch)	0.281%	12/10/15	235,000	235,000
3 Bank of Montreal (Chicago Branch)	0.291%	12/11/15	165,000	165,000
3 Bank of Nova Scotia (Houston Branch)	0.268%	11/16/15	400,000	400,000
Bank of Nova Scotia (Houston Branch)	0.320%	11/23/15	625,000	625,000
3 Bank of Nova Scotia (Houston Branch)	0.350%	12/24/15	50,000	50,000
3 Bank of Nova Scotia (Houston Branch)	0.359%	2/25/16	445,000	445,000
3 Bank of Nova Scotia (Houston Branch)	0.359%	2/26/16	885,000	885,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.280%	9/8/15	467,000	467,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.260%	10/1/15	45,000	45,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.350%	11/18/15	750,000	750,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.360%	12/8/15	30,000	30,000
3 Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.303%	12/14/15	771,000	771,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.340%	12/21/15	750,000	749,994
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.350%	12/29/15	35,000	35,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.360%	12/29/15	440,000	440,000
3 Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.385%	1/19/16	547,000	547,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.310%	11/2/15	99,500	99,504
Canadian Imperial Bank of Commerce
(New York Branch)	0.300%	11/16/15	833,000	833,000

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Canadian Imperial Bank of Commerce
(New York Branch)	0.320%	12/9/15	500,000	500,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.350%	12/22/15	420,000	420,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.350%	12/24/15	148,000	148,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.360%	1/4/16	992,000	992,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.390%	1/8/16	365,000	365,000
3 Commonwealth Bank of Australia
(New York Branch)	0.300%	2/24/16	72,500	72,500
DNB Bank ASA (New York Branch)	0.130%	9/1/15	98,000	98,000
DNB Bank ASA (New York Branch)	0.130%	9/8/15	2,200,000	2,200,000
3 Royal Bank of Canada (New York Branch)	0.270%	9/18/15	541,250	541,250
3 Royal Bank of Canada (New York Branch)	0.251%	10/9/15	368,000	368,000
3 Royal Bank of Canada (New York Branch)	0.260%	10/22/15	517,250	517,250
Royal Bank of Canada (New York Branch)	0.280%	11/3/15	394,000	394,000
3 Royal Bank of Canada (New York Branch)	0.262%	11/4/15	428,500	428,500
Royal Bank of Canada (New York Branch)	0.300%	11/19/15	60,000	60,000
3 Royal Bank of Canada (New York Branch)	0.273%	11/20/15	287,750	287,750
3 Royal Bank of Canada (New York Branch)	0.278%	11/25/15	1,350,000	1,350,000
Royal Bank of Canada (New York Branch)	0.360%	1/4/16	60,000	60,000
Skandinaviska Enskilda Banken
(New York Branch)	0.140%	9/1/15	3,000,000	3,000,000
Swedbank AB (New York Branch)	0.130%	9/8/15	2,000,000	2,000,000
Toronto Dominion Bank (New York Branch)	0.270%	10/5/15	94,250	94,250
Toronto Dominion Bank (New York Branch)	0.300%	10/20/15	250,000	250,000
Toronto Dominion Bank (New York Branch)	0.290%	11/13/15	625,000	625,000
Toronto Dominion Bank (New York Branch)	0.300%	11/20/15	30,000	30,000
Toronto Dominion Bank (New York Branch)	0.270%	11/23/15	255,000	255,000
Toronto Dominion Bank (New York Branch)	0.310%	12/1/15	290,000	290,000
3 Toronto Dominion Bank (New York Branch)	0.288%	12/15/15	215,000	215,000
3 Toronto Dominion Bank (New York Branch)	0.344%	1/7/16	40,000	40,000
3 Toronto Dominion Bank (New York Branch)	0.360%	2/24/16	640,000	640,000
3 Toronto Dominion Bank (New York Branch)	0.359%	2/25/16	811,000	811,000
3 Toronto Dominion Bank (New York Branch)	0.359%	3/3/16	825,000	825,000
3 Westpac Banking Corp. (New York Branch)	0.302%	3/9/16	40,000	40,000
3 Westpac Banking Corp. (New York Branch)	0.339%	6/3/16	350,000	350,000
3 Westpac Banking Corp. (New York Branch)	0.341%	7/6/16	240,000	240,000
				27,931,996
Total Certificates of Deposit (Cost $40,533,996)				40,533,996
Other Notes (2.3%)
Bank of America NA	0.250%	9/2/15	175,000	175,000
Bank of America NA	0.240%	9/17/15	496,000	496,000
Bank of America NA	0.270%	10/6/15	55,500	55,504
Bank of America NA	0.240%	10/13/15	183,000	183,000
Bank of America NA	0.240%	10/20/15	185,000	185,000
Bank of America NA	0.250%	11/5/15	223,250	223,250
Bank of America NA	0.250%	11/9/15	223,000	223,000
Bank of America NA	0.300%	11/9/15	37,000	37,001
Bank of America NA	0.260%	11/16/15	184,000	184,000
Bank of America NA	0.280%	11/19/15	406,000	406,000

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
	Bank of America NA	0.480%	3/1/16	496,000	496,000
	Bank of America NA	0.480%	3/2/16	496,000	496,000
Total Other Notes (Cost $3,159,755)					3,159,755
Repurchase Agreements (0.3%)
	Federal Reserve Bank of New York
	(Dated 8/31/15, Repurchase Value
	$90,000,000, collateralized by U.S.
	Treasury Note/Bond 3.750%, 8/15/41,
	with a value of $90,000,000)	0.050%	9/1/15	90,000	90,000
	TD Securities (USA) LLC
	(Dated 8/25/15, Repurchase Value
	$158,003,000, collateralized by U.S.
	Treasury Note/Bond 0.250%–4.375%,
	9/30/15–5/15/44, with a value of
	$161,160,000)	0.090%	9/1/15	158,000	158,000
	TD Securities (USA) LLC
	(Dated 8/26/15, Repurchase Value
	$87,002,000, collateralized by U.S.
	Treasury Note/Bond 1.875%–2.875%,
	11/30/20–5/15/43, with a value of
	$88,740,000)	0.090%	9/2/15	87,000	87,000
	TD Securities (USA) LLC
	(Dated 8/31/15, Repurchase Value
	$111,003,000, collateralized by U.S.
	Treasury Note/Bond 1.000%–3.750%,
	11/15/18–9/30/19, with a value of
	$113,220,000)	0.140%	9/8/15	111,000	111,000
Total Repurchase Agreements (Cost $446,000)					446,000
Corporate Bonds (0.8%)
Finance (0.1%)
[3,6]	Commonwealth Bank of Australia	1.086%	9/18/15	56,550	56,571
	Royal Bank of Canada	0.800%	10/30/15	36,787	36,815
					93,386
Industrial (0.7%)
3	Toyota Motor Credit Corp.	0.302%	6/13/16	734,000	734,000
3	Toyota Motor Credit Corp.	0.436%	9/18/15	8,520	8,520
3	Toyota Motor Credit Corp.	0.294%	10/29/15	266,000	266,000
					1,008,520
Total Corporate Bonds (Cost $1,101,906)					1,101,906
Taxable Municipal Bonds (0.6%)
[6,7]	BlackRock Municipal Bond Trust TOB VRDO	0.150%	9/1/15	25,930	25,930
[6,7]	BlackRock Municipal Income Investment Quality
	Trust TOB VRDO	0.150%	9/1/15	30,715	30,715
6	BlackRock Municipal Income Trust II TOB VRDO	0.150%	9/1/15	81,250	81,250
[6,7]	BlackRock Municipal Income Trust TOB VRDO	0.150%	9/1/15	207,000	207,000
[6,7]	BlackRock MuniHoldings Fund II, Inc. TOB VRDO	0.150%	9/1/15	40,385	40,385
[6,7]	BlackRock MuniHoldings Fund, Inc. TOB VRDO	0.150%	9/1/15	19,165	19,165
[6,7]	BlackRock MuniHoldings Quality Fund II, Inc.
	TOB VRDO	0.150%	9/1/15	38,905	38,905
[6,7]	BlackRock MuniHoldings Quality Fund II, Inc.
	TOB VRDO	0.150%	9/1/15	100,000	100,000
[6,7]	BlackRock MuniVest Fund II, Inc. TOB VRDO	0.150%	9/1/15	74,850	74,850

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
6	BlackRock MuniVest Fund, Inc. TOB VRDO	0.150%	9/1/15	130,340	130,340
[6,7]	BlackRock MuniYield Investment Quality Fund
	TOB VRDO	0.150%	9/1/15	12,910	12,910
[6,7]	BlackRock Strategic Municipal Trust TOB VRDO	0.150%	9/1/15	16,555	16,555
[6,7]	Los Angeles CA Department of Water & Power
	Revenue TOB VRDO	0.180%	9/8/15	13,000	13,000
6	Massachusetts Transportation Fund Revenue
	TOB VRDO	0.180%	9/8/15	13,100	13,100
6	Seattle WA Municipal Light & Power Revenue
	TOB VRDO	0.180%	9/8/15	6,400	6,400
	Total Taxable Municipal Bonds (Cost $810,505)				810,505
	Total Investments (99.9%) (Cost $134,635,874)				134,635,874

					Amount
					($000)
	Other Assets and Liabilities (0.1%)
	Other Assets
	Investment in Vanguard				11,973
	Receivables for Accrued Income				66,680
	Receivables for Capital Shares Issued				580,696
	Other Assets				90,648
	Total Other Assets				749,997
	Liabilities
	Payables for Investment Securities Purchased				(129,413)
	Payables for Capital Shares Redeemed				(443,771)
	Payables for Distributions				(121)
	Payables to Vanguard				(4,355)
	Total Liabilities				(577,660)
	Net Assets (100%)				134,808,211

Prime Money Market Fund

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	134,805,216
Overdistributed Net Investment Income	(1)
Accumulated Net Realized Gains	2,996
Net Assets	134,808,211

Investor Shares—Net Assets
Applicable to 105,808,511,961 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	105,820,432
Net Asset Value Per Share—Investor Shares	$1.00

Institutional Shares—Net Assets
Applicable to 28,986,140,406 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	28,987,779
Net Asset Value Per Share—Institutional Shares	$1.00

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 Adjustable-rate security.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At August 31, 2015, the aggregate value of these securities was
$32,326,998,000, representing 24.0% of net assets.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the aggregate value of these securities was $4,138,079,000, representing 3.1% of net assets.
7 Scheduled principal and interest payments are guaranteed by bank letter of credit.
TOB—Tender Option Bond.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

Prime Money Market Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Interest[1]	222,298
Total Income	222,298
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,335
Management and Administrative—Investor Shares	136,486
Management and Administrative—Institutional Shares	23,222
Marketing and Distribution—Investor Shares	24,155
Marketing and Distribution—Institutional Shares	5,005
Custodian Fees	1,490
Auditing Fees	33
Shareholders’ Reports—Investor Shares	643
Shareholders’ Reports—Institutional Shares	182
Trustees’ Fees and Expenses	117
Total Expenses	194,668
Expense Reduction—Note B	(8,715)
Net Expenses	185,953
Net Investment Income	36,345
Realized Net Gain (Loss) on Investment Securities Sold	1,570
Net Increase (Decrease) in Net Assets Resulting from Operations	37,915
1 Interest income from an affiliated company of the fund was $217,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Prime Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	36,345	25,597
Realized Net Gain (Loss)	1,570	1,258
Net Increase (Decrease) in Net Assets Resulting from Operations	37,915	26,855
Distributions
Net Investment Income
Investor Shares	(16,453)	(10,239)
Institutional Shares	(19,893)	(15,358)
Realized Capital Gain[1]
Investor Shares	—	(8,860)
Institutional Shares	—	(2,363)
Total Distributions	(36,346)	(36,820)
Capital Share Transactions (at $1.00 per share)
Investor Shares	3,908,734	(241,205)
Institutional Shares	288,391	1,686,487
Net Increase (Decrease) from Capital Share Transactions	4,197,125	1,445,282
Total Increase (Decrease)	4,198,694	1,435,317
Net Assets
Beginning of Period	130,609,517	129,174,200
End of Period[2]	134,808,211	130,609,517

1 Includes fiscal 2014 short-term gain distributions totaling $11,223,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,000) and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

Prime Money Market Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0002	.0001	.0002	.0004	.001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0002	.0001	.0002	.0004	.001
Distributions
Dividends from Net Investment Income	(.0002)	(.0001)	(.0002)	(.0004)	(.001)
Distributions from Realized Capital Gains	—	(.0000)[1]	—	—	—
Total Distributions	(.0002)	(.0001)	(.0002)	(.0004)	(.001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.02%	0.02%	0.02%	0.04%	0.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$105,820	$101,910	$102,160	$90,212	$92,404
Ratio of Expenses to Average Net Assets	0.15%[3]	0.14%[3]	0.16%[3]	0.16%	0.20%
Ratio of Net Investment Income to
Average Net Assets	0.02%	0.01%	0.02%	0.04%	0.06%

1 Distribution was less than $.0001 per share.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2015, 0.16% for 2014 and 0.17% for 2013.
See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

Prime Money Market Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.001	.001	.001	.001	.002
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.001	.001	.001	.001	.002
Distributions
Dividends from Net Investment Income	(. 001)	(. 001)	(. 001)	(. 001)	(. 002)
Distributions from Realized Capital Gains	—	(.000)[1]	—	—	—
Total Distributions	(. 001)	(. 001)	(. 001)	(. 001)	(. 002)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.07%	0.06%	0.07%	0.11%	0.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$28,988	$28,699	$27,015	$24,543	$21,739
Ratio of Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	0.07%	0.05%	0.07%	0.11%	0.17%
1 Distribution was less than $.001 per share.

See accompanying Notes, which are an integral part of the Financial Statements.

Prime Money Market Fund

Notes to Financial Statements

Vanguard Prime Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria. Effective December 2015, the Institutional Shares will be renamed Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value.

2. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

Prime Money Market Fund

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $11,973,000, representing 0.01% of the fund’s net assets and 4.79% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended August 31, 2015, Vanguard’s expenses were reduced by $8,715,000 (an effective annual rate of 0.01% of the fund’s average net assets); the fund is not obligated to repay this amount to Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2015, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

Prime Money Market Fund

D. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	136,070,155	136,070,155	130,693,911	130,693,911
Issued in Lieu of Cash Distributions	16,094	16,094	18,799	18,799
Redeemed	(132,177,515)	(132,177,515)	(130,953,915)	(130,953,915)
Net Increase (Decrease)—Investor Shares	3,908,734	3,908,734	(241,205)	(241,205)
Institutional Shares
Issued	19,863,406	19,863,406	17,139,226	17,139,226
Issued in Lieu of Cash Distributions	19,409	19,409	17,388	17,388
Redeemed	(19,594,424)	(19,594,424)	(15,470,127)	(15,470,127)
Net Increase (Decrease)—Institutional Shares	288,391	288,391	1,686,487	1,686,487

E. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

Federal Money Market Fund

Fund Profile
As of August 31, 2015

Financial Attributes
Ticker Symbol	VMFXX
Expense Ratio[1]	0.11%
7-Day SEC Yield	0.02%
Average Weighted
Maturity	43 days

Sector Diversification (% of portfolio)
U.S. Government Obligations	82.3%
Repurchase Agreements	17.7

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody's,
Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating
category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. For more
information about these ratings, see the Glossary entry for Credit
Quality.

1 The expense ratio shown is from the prospectus dated December 19, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratio was 0.10%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.11%.

Federal Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2005, Through August 31, 2015
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2015

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

Federal Money Market Fund	0.01%	0.01%	1.39%	$11,483
Government Money Market Funds
•••••••• Average	0.00	0.00	1.14	11,197
Citigroup Three-Month U.S. Treasury
Bill Index	0.02	0.05	1.28	11,375
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend information.

Federal Money Market Fund

Fiscal-Year Total Returns (%): August 31, 2005, Through August 31, 2015

		Gov't Money
		Market Funds Average
Fiscal Year	Total Returns	Total Returns
2006	4.31%	3.78%
2007	5.17	4.58
2008	3.46	2.71
2009	1.06	0.43
2010	0.04	0.00
2011	0.02	0.00
2012	0.01	0.00
2013	0.01	0.00
2014	0.02	0.00
2015	0.01	0.00
7-day SEC yield (8/31/2015): 0.02%
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Federal Money Market Fund	7/13/1981	0.01%	0.01%	1.45%

Federal Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (85.9%)
2	Fannie Mae Discount Notes	0.180%	9/1/15	25,000	25,000
2	Fannie Mae Discount Notes	0.070%–0.080%	9/2/15	31,226	31,226
2	Fannie Mae Discount Notes	0.085%	9/11/15	969	969
2	Fannie Mae Discount Notes	0.080%	9/18/15	2,200	2,200
2	Fannie Mae Discount Notes	0.070%–0.080%	9/23/15	39,300	39,298
2	Fannie Mae Discount Notes	0.080%	9/25/15	5,000	5,000
2	Fannie Mae Discount Notes	0.070%–0.090%	9/30/15	61,095	61,091
2	Fannie Mae Discount Notes	0.085%–0.110%	10/1/15	40,137	40,134
2	Fannie Mae Discount Notes	0.080%–0.125%	10/7/15	81,762	81,752
2	Fannie Mae Discount Notes	0.160%	10/14/15	14,400	14,397
2	Fannie Mae Discount Notes	0.160%	10/19/15	2,900	2,899
2	Fannie Mae Discount Notes	0.130%–0.140%	10/28/15	15,957	15,954
2	Fannie Mae Discount Notes	0.170%–0.180%	11/4/15	6,857	6,855
2	Fannie Mae Discount Notes	0.170%–0.180%	11/12/15	37,600	37,587
2	Fannie Mae Discount Notes	0.170%–0.180%	11/18/15	7,391	7,388
2	Fannie Mae Discount Notes	0.170%	11/20/15	7,340	7,337
2	Fannie Mae Discount Notes	0.115%	11/25/15	10,000	9,997
2	Fannie Mae Discount Notes	0.150%	12/1/15	50,000	49,981
2	Fannie Mae Discount Notes	0.128%	12/2/15	743	743
2	Fannie Mae Discount Notes	0.135%	12/9/15	16,000	15,994
2	Fannie Mae Discount Notes	0.155%	12/23/15	402	402
2	Fannie Mae Discount Notes	0.155%	12/30/15	8,333	8,329
2	Fannie Mae Discount Notes	0.150%–0.160%	1/13/16	83,772	83,724
2	Fannie Mae Discount Notes	0.301%	2/24/16	18,044	18,017
2	Fannie Mae Discount Notes	0.251%	4/1/16	2,850	2,846
3	Federal Home Loan Bank Discount Notes	0.085%–0.112%	9/2/15	12,435	12,435
3	Federal Home Loan Bank Discount Notes	0.080%–0.090%	9/4/15	16,286	16,286
3	Federal Home Loan Bank Discount Notes	0.080%	9/9/15	3,400	3,400
3	Federal Home Loan Bank Discount Notes	0.070%–0.100%	9/11/15	46,270	46,269
3	Federal Home Loan Bank Discount Notes	0.090%–0.100%	9/15/15	44,500	44,498
3	Federal Home Loan Bank Discount Notes	0.198%	9/16/15	25,000	24,998
3	Federal Home Loan Bank Discount Notes	0.080%–0.090%	9/18/15	129,301	129,295
3	Federal Home Loan Bank Discount Notes	0.080%	9/23/15	6,400	6,400
3	Federal Home Loan Bank Discount Notes	0.078%–0.090%	9/25/15	95,000	94,995
3	Federal Home Loan Bank Discount Notes	0.090%–0.095%	10/2/15	1,639	1,639

Federal Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
3	Federal Home Loan Bank Discount Notes	0.090%	10/5/15	20,000	19,998
3	Federal Home Loan Bank Discount Notes	0.090%–0.100%	10/7/15	28,815	28,812
3	Federal Home Loan Bank Discount Notes	0.110%	10/9/15	6,100	6,099
3	Federal Home Loan Bank Discount Notes	0.120%	10/14/15	1,920	1,920
3	Federal Home Loan Bank Discount Notes	0.170%	10/16/15	1,800	1,800
3	Federal Home Loan Bank Discount Notes	0.170%	10/19/15	50,000	49,989
3	Federal Home Loan Bank Discount Notes	0.095%–0.160%	10/21/15	67,000	66,989
3	Federal Home Loan Bank Discount Notes	0.147%–0.180%	10/23/15	60,440	60,427
3	Federal Home Loan Bank Discount Notes	0.114%–0.170%	10/28/15	50,129	50,120
3	Federal Home Loan Bank Discount Notes	0.121%–0.125%	10/30/15	27,900	27,894
3	Federal Home Loan Bank Discount Notes	0.130%–0.185%	11/4/15	62,500	62,485
3	Federal Home Loan Bank Discount Notes	0.160%–0.170%	11/6/15	30,000	29,991
3	Federal Home Loan Bank Discount Notes	0.180%	11/9/15	6,500	6,498
3	Federal Home Loan Bank Discount Notes	0.130%–0.174%	11/12/15	70,675	70,652
3	Federal Home Loan Bank Discount Notes	0.130%–0.189%	11/13/15	30,800	30,789
3	Federal Home Loan Bank Discount Notes	0.185%–0.190%	11/16/15	19,200	19,192
3	Federal Home Loan Bank Discount Notes	0.155%–0.185%	11/18/15	53,100	53,082
3	Federal Home Loan Bank Discount Notes	0.170%	11/19/15	20,000	19,993
3	Federal Home Loan Bank Discount Notes	0.185%	11/20/15	5,200	5,198
3	Federal Home Loan Bank Discount Notes	0.192%	11/27/15	30,000	29,986
3	Federal Home Loan Bank Discount Notes	0.145%	12/4/15	1,087	1,087
3	Federal Home Loan Bank Discount Notes	0.140%	12/9/15	5,000	4,998
3	Federal Home Loan Bank Discount Notes	0.165%	1/15/16	25,000	24,984
3	Federal Home Loan Bank Discount Notes	0.220%	1/27/16	20,000	19,982
2,[4]	Federal Home Loan Mortgage Corp.	0.178%	10/16/15	52,710	52,711
2,[4]	Federal Home Loan Mortgage Corp.	0.189%	11/25/15	85,000	85,002
2,[4]	Federal Home Loan Mortgage Corp.	0.197%	7/21/16	50,000	49,995
2,[4]	Federal Home Loan Mortgage Corp.	0.143%	8/17/16	50,000	50,000
2,[4]	Federal Home Loan Mortgage Corp.	0.000%	9/2/16	200,000	200,000
2,[4]	Federal National Mortgage Assn.	0.192%	10/21/15	109,000	109,006
2,[4]	Federal National Mortgage Assn.	0.218%	8/15/16	55,605	55,629
2	Freddie Mac Discount Notes	0.095%	9/2/15	4,250	4,250
2	Freddie Mac Discount Notes	0.075%	9/9/15	2,075	2,075
2	Freddie Mac Discount Notes	0.075%–0.115%	9/11/15	15,700	15,700
2	Freddie Mac Discount Notes	0.070%	9/14/15	3,154	3,154
2	Freddie Mac Discount Notes	0.080%	9/17/15	1,215	1,215
2	Freddie Mac Discount Notes	0.075%	9/21/15	12,000	11,999
2	Freddie Mac Discount Notes	0.080%	9/28/15	25,000	24,998
2	Freddie Mac Discount Notes	0.080%	9/30/15	2,320	2,320
2	Freddie Mac Discount Notes	0.095%–0.100%	10/1/15	18,200	18,198
2	Freddie Mac Discount Notes	0.079%	10/5/15	7,800	7,799
2	Freddie Mac Discount Notes	0.079%	10/6/15	5,700	5,700
2	Freddie Mac Discount Notes	0.130%	10/9/15	2,200	2,200
2	Freddie Mac Discount Notes	0.160%	10/13/15	5,800	5,799
2	Freddie Mac Discount Notes	0.130%–0.135%	10/20/15	34,958	34,952
2	Freddie Mac Discount Notes	0.090%	10/23/15	8,500	8,499
2	Freddie Mac Discount Notes	0.100%–0.110%	10/28/15	1,909	1,909
2	Freddie Mac Discount Notes	0.085%–0.110%	10/29/15	44,648	44,641
2	Freddie Mac Discount Notes	0.120%	11/4/15	9,000	8,998
2	Freddie Mac Discount Notes	0.170%	11/5/15	14,899	14,894
2	Freddie Mac Discount Notes	0.150%	11/20/15	914	914
2	Freddie Mac Discount Notes	0.200%	12/7/15	511	511
2	Freddie Mac Discount Notes	0.145%	12/8/15	11,200	11,196
2	Freddie Mac Discount Notes	0.140%	12/14/15	12,042	12,037
2	Freddie Mac Discount Notes	0.150%	12/28/15	111	111

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
2 Freddie Mac Discount Notes	0.153%	1/11/16	21,890	21,878
2 Freddie Mac Discount Notes	0.200%	2/19/16	6,000	5,994
2 Freddie Mac Discount Notes	0.280%–0.300%	2/22/16	28,531	28,490
2 Freddie Mac Discount Notes	0.240%	3/16/16	25,000	24,967
4 United States Treasury Floating Rate Note	0.095%	1/31/16	7,000	6,999
4 United States Treasury Floating Rate Note	0.119%	4/30/16	4,000	4,000
4 United States Treasury Floating Rate Note	0.103%	10/31/16	50,000	49,970
4 United States Treasury Floating Rate Note	0.134%	1/31/17	18,234	18,234
United States Treasury Note/Bond	0.250%	9/30/15	25,000	25,004
United States Treasury Note/Bond	0.250%	10/15/15	90,000	90,017
United States Treasury Note/Bond	4.500%	11/15/15	50,000	50,447
United States Treasury Note/Bond	2.250%	3/31/16	20,000	20,237
United States Treasury Note/Bond	0.375%	3/31/16	19,955	19,975
Total U.S. Government and Agency Obligations (Cost $2,854,924)				2,854,924
Repurchase Agreements (18.5%)
Bank of Nova Scotia
(Dated 8/31/15, Repurchase Value
$40,000,000, collateralized by U.S.
Treasury Bond/Note 0.500%–2.250%,
3/31/16–7/31/20; with a value of
$40,800,000)	0.130%	9/1/15	40,000	40,000
RBC Capital Markets LLC
(Dated 7/13/15, Repurchase Value
$50,008,000, collateralized by
Federal Home Loan Mortgage Corp.
3.500%–5.000%, 7/1/25–7/1/45,
Federal National Mortgage Assn.
2.500%–6.000%, 3/1/18–9/1/45;
with a value of $51,500,000)	0.100%	9/11/15	50,000	50,000
TD Securities (USA) LLC
(Dated 8/25/15, Repurchase Value
$90,002,000, collateralized by U.S.
Treasury Bill 0.000%, 3/3/16, U.S.
Treasury Bond/Note 0.750%–2.500%,
3/31/18–5/15/24; with a value of
$91,800,000)	0.090%	9/1/15	90,000	90,000
TD Securities (USA) LLC
(Dated 8/26/15, Repurchase Value
$85,001,000, collateralized by U.S.
Treasury Bond/Note 0.375%–3.625%,
1/31/16–8/15/43; with a value of
$86,700,000)	0.090%	9/2/15	85,000	85,000
TD Securities (USA) LLC
(Dated 8/27/15, Repurchase Value
$250,005,000, collateralized by
Federal Home Loan Mortgage Corp.
0.000%, 10/16/15, Federal National
Mortgage Assn. 1.125%, 7/20/18, U.S.
Treasury Note/Bond 0.625%–8.500%,
9/30/15–5/15/44; with a value of
$255,010,000)	0.100%	9/3/15	250,000	250,000

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
TD Securities (USA) LLC
(Dated 8/31/15, Repurchase Value
$100,003,000, collateralized by Federal
Home Loan Mortgage Corp. 0.000%,
10/16/15, U.S. Treasury Bond/Note
1.875%–2.125%, 8/31/17–9/30/21; with
a value of $102,046,000)	0.140%	9/8/15	100,000	100,000
Total Repurchase Agreements (Cost $615,000)				615,000
Total Investments (104.4%) (Cost $3,469,924)				3,469,924
Other Assets and Liabilities (-4.4%)
Other Assets				58,829
Liabilities				(204,003)
				(145,174)
Net Assets (100%)
Applicable to 3,324,200,746 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				3,324,750
Net Asset Value Per Share				$1.00

				Amount
				($000)
Statement of Assets and Liabilities
Assets
Investments in Unaffiliated Issuers, at Value				3,469,924
Investment in Vanguard				269
Receivables for Investment Securities Sold				40,882
Receivables for Units Issued				12,638
Receivables for Accrued Income				1,048
Other Assets				3,992
Total Assets				3,528,753
Liabilities
Payables for Investment Securities Purchased				200,000
Payables for Units Redeemed				3,924
Payables for Distributions				1
Payables to Vanguard				78
Total Liabilities				204,003
Net Assets				3,324,750

Federal Money Market Fund

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	3,324,711
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	39
Net Assets	3,324,750

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Adjustable-rate security.
See accompanying Notes, which are an integral part of the Financial Statements.

Federal Money Market Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Interest	3,203
Total Income	3,203
Expenses
The Vanguard Group—Note B
Investment Advisory Services	75
Management and Administrative	2,623
Marketing and Distribution	459
Custodian Fees	34
Auditing Fees	33
Shareholders’ Reports	32
Trustees’ Fees and Expenses	3
Total Expenses	3,259
Expense Reduction—Note B	(373)
Net Expenses	2,886
Net Investment Income	317
Realized Net Gain (Loss) on Investment Securities Sold	14
Net Increase (Decrease) in Net Assets Resulting from Operations	331

See accompanying Notes, which are an integral part of the Financial Statements.

Federal Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	317	331
Realized Net Gain (Loss)	14	18
Net Increase (Decrease) in Net Assets Resulting from Operations	331	349
Distributions
Net Investment Income	(317)	(331)
Realized Capital Gain[1]	—	(206)
Total Distributions	(317)	(537)
Capital Share Transactions (at $1.00 per share)
Issued	972,690	307,101
Issued in Lieu of Cash Distributions	311	528
Redeemed	(756,637)	(720,738)
Net Increase (Decrease) from Capital Share Transactions	216,364	(413,109)
Total Increase (Decrease)	216,378	(413,297)
Net Assets
Beginning of Period	3,108,372	3,521,669
End of Period	3,324,750	3,108,372
1 Includes fiscal 2014 short-term gain distributions totaling $206,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Federal Money Market Fund

Financial Highlights

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0001	.0001	.0001	.0001	.0002
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0001	.0001	.0001	.0001	.0002
Distributions
Dividends from Net Investment Income	(.0001)	(.0001)	(.0001)	(.0001)	(.0002)
Distributions from Realized Capital Gains	—	(.0000)[1]	—	—	—
Total Distributions	(.0001)	(.0001)	(.0001)	(.0001)	(.0002)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.01%	0.02%	0.01%	0.01%	0.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,325	$3,108	$3,522	$4,103	$4,794
Ratio of Expenses to Average Net Assets	0.10%[3]	0.09%[3]	0.13%[3]	0.12%[3]	0.19%[3]
Ratio of Net Investment Income to
Average Net Assets	0.01%	0.01%	0.01%	0.01%	0.02%

1 Distribution was less than $.0001 per share.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 The ratio of total expenses to average net assets before an expense reduction was 0.11% for 2015, 0.11% for 2014, 0.14% for 2013, 0.16% for 2012, and 0.20% for 2011. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

Federal Money Market Fund

Notes to Financial Statements

Vanguard Federal Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities, and repurchase agreements collateralized by such instruments.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Federal Money Market Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $269,000, representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended August 31, 2015, Vanguard’s expenses were reduced by $373,000 (an effective annual rate of 0.01% of the fund’s average net assets); the fund is not obligated to repay this amount to Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2015, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

Admiral Treasury Money Market Fund

Fund Profile
As of August 31, 2015

Financial Attributes
Ticker Symbol	VUSXX
Expense Ratio[1]	0.09%
7-Day SEC Yield	0.01%
Average Weighted
Maturity	54 days

Sector Diversification (% of portfolio)
U.S. Treasury Bills	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody's,
Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratio shown is from the prospectus dated December 19, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2015, the expense ratio was 0.04%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.09%.

Admiral Treasury Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2005, Through August 31, 2015
Initial Investment of $50,000

	Average Annual Total Returns
	Periods Ended August 31, 2015

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment

Admiral Treasury Money Market
Fund	0.01%	0.01%	1.29%	$56,849
iMoneyNet Money Fund Report’s
•••••••• 100% Treasury Funds Average	0.00	0.00	1.00	55,234
Citigroup Three-Month U.S. Treasury
Bill Index	0.02	0.05	1.28	56,876
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

See Financial Highlights for dividend information.

Admiral Treasury Money Market Fund

Fiscal-Year Total Returns (%): August 31, 2005, Through August 31, 2015

		iMoneyNet
		Average
Fiscal Year	Total Returns	Total Returns
2006	4.22%	3.54%
2007	5.01	4.34
2008	3.08	2.08
2009	0.70	0.17
2010	0.03	0.00
2011	0.02	0.00
2012	0.01	0.00
2013	0.02	0.00
2014	0.01	0.00
2015	0.01	0.00

7-day SEC yield (8/31/2015): 0.01%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

Average Annual Total Returns: Periods Ended June 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Admiral Treasury Money Market
Fund	12/14/1992	0.01%	0.01%	1.34%

Admiral Treasury Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2015

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (101.0%)
	United States Treasury Bill	0.030%	9/3/15	133,911	133,912
	United States Treasury Bill	0.017%–0.046%	9/10/15	1,549,995	1,549,987
	United States Treasury Bill	0.002%	9/17/15	5,253	5,253
	United States Treasury Bill	0.043%	9/24/15	400,000	399,989
	United States Treasury Bill	0.123%	11/12/15	157,000	156,961
	United States Treasury Bill	0.113%	11/19/15	228,000	227,944
	United States Treasury Bill	0.098%	12/3/15	133,000	132,967
	United States Treasury Bill	0.136%	1/21/16	172,000	171,908
2	United States Treasury Floating Rate Note	0.119%	4/30/16	35,000	34,998
2	United States Treasury Floating Rate Note	0.120%	7/31/16	150,000	150,000
2	United States Treasury Floating Rate Note	0.103%	10/31/16	640,000	639,824
2	United States Treasury Floating Rate Note	0.134%	1/31/17	200,287	200,280
	United States Treasury Note/Bond	1.250%	9/30/15	1,675,000	1,676,582
	United States Treasury Note/Bond	0.250%	10/15/15	175,000	175,033
	United States Treasury Note/Bond	1.250%	10/31/15	153,000	153,293
	United States Treasury Note/Bond	0.375%	11/15/15	50,000	50,021
	United States Treasury Note/Bond	4.500%	11/15/15	1,538,330	1,552,150
	United States Treasury Note/Bond	1.375%	11/30/15	600,000	601,898
	United States Treasury Note/Bond	0.250%	11/30/15	975,000	975,309
	United States Treasury Note/Bond	2.625%	2/29/16	490,000	495,971
Total U. S. Government and Agency Obligations (Cost $9,484,280)					9,484,280
Total Investments (101.0%) (Cost $9,484,280)					9,484,280

					Amount
					($000)
Other Assets and Liabilities (-1.0%)
Other Assets
Investment in Vanguard					844
Receivables for Accrued Income					33,064
Receivables for Capital Shares Issued					3,388
Other Assets					3,993
Total Other Assets					41,289

Admiral Treasury Money Market Fund

Amount
($000)
Liabilities
Payables for Investment Securities Purchased	(132,967)
Payables for Capital Shares Redeemed	(4,511)
Payables for Distributions	(2)
Payables to Vanguard	(157)
Total Liabilities	(137,637)
Net Assets (100%)
Applicable to 9,384,892,139 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	9,387,932
Net Asset Value Per Share	$1.00

At August 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	9,387,932
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	—
Net Assets	9,387,932

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 Adjustable-rate security.
See accompanying Notes, which are an integral part of the Financial Statements.

Admiral Treasury Money Market Fund

Statement of Operations

Year Ended
August 31, 2015
($000)
Investment Income
Income
Interest	5,340
Total Income	5,340
Expenses
The Vanguard Group—Note B
Investment Advisory Services	253
Management and Administrative	7,082
Marketing and Distribution	1,354
Custodian Fees	105
Auditing Fees	28
Shareholders’ Reports	48
Trustees’ Fees and Expenses	8
Total Expenses	8,878
Expense Reduction—Note B	(4,523)
Net Expenses	4,355
Net Investment Income	985
Realized Net Gain (Loss) on Investment Securities Sold	37
Net Increase (Decrease) in Net Assets Resulting from Operations	1,022

See accompanying Notes, which are an integral part of the Financial Statements.

Admiral Treasury Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	985	1,096
Realized Net Gain (Loss)	37	(54)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,022	1,042
Distributions
Net Investment Income	(985)	(1,096)
Realized Capital Gain[1]	—	(185)
Total Distributions	(985)	(1,281)
Capital Share Transactions (at $1.00 per share)
Issued	568,831	615,277
Issued in Lieu of Cash Distributions	960	1,248
Redeemed	(1,546,511)	(1,911,196)
Net Increase (Decrease) from Capital Share Transactions	(976,720)	(1,294,671)
Total Increase (Decrease)	(976,683)	(1,294,910)
Net Assets
Beginning of Period	10,364,615	11,659,525
End of Period	9,387,932	10,364,615
1 Includes fiscal 2014 short-term gain distributions totaling $185,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Admiral Treasury Money Market Fund

Financial Highlights

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0001	.0001	.0002	.0001	.0002
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0001	.0001	.0002	.0001	.0002
Distributions
Dividends from Net Investment Income	(.0001)	(.0001)	(.0002)	(.0001)	(.0002)
Distributions from Realized Capital Gains	—	(.0000)[1]	—	—	—
Total Distributions	(.0001)	(.0001)	(.0002)	(.0001)	(.0002)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.01%	0.01%	0.02%	0.01%	0.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,388	$10,365	$11,660	$13,354	$15,314
Ratio of Expenses to Average Net Assets[3]	0.04%	0.05%	0.08%	0.05%	0.11%
Ratio of Net Investment Income to
Average Net Assets	0.01%	0.01%	0.02%	0.01%	0.02%

1 Distributions from realized capital gains were less than $.0001 per share.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 The ratio of total expenses to average net assets before an expense reduction was 0.09%, 0.09%, 0.09%, 0.10%, and 0.12%. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

Admiral Treasury Money Market Fund

Notes to Financial Statements

Vanguard Admiral Treasury Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Effective December 2015, the fund will change its name to Vanguard Treasury Money Market Fund. The fund invests in short-term debt instruments backed by the full faith and credit of the U.S. government.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2015, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2015, the fund had contributed to Vanguard capital in the amount of $844,000, representing 0.01% of the fund’s net assets and 0.34% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Admiral Treasury Money Market Fund

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended August 31, 2015, Vanguard’s expenses were reduced by $4,523,000 (an effective annual rate of 0.05% of the fund’s average net assets); the fund is not obligated to repay this amount to Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2015, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to August 31, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Money Market Reserves and Vanguard Admiral Funds and the Shareholders of Vanguard Prime Money Market Fund, Vanguard Federal Money Market Fund and Vanguard Admiral Treasury Money Market Fund:

In our opinion, the accompanying statements of net assets, the statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Prime Money Market Fund and Vanguard Federal Money Market Fund (constituting separate portfolios of Vanguard Money Market Reserves) and Vanguard Admiral Treasury Money Market Fund (constituting a separate portfolio of Vanguard Admiral Funds) (hereafter referred to as the “Funds”) at August 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 12, 2015

Special 2015 tax information (unaudited) for Vanguard Prime Money Market Fund

This information for the fiscal year ended August 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.

For nonresident alien shareholders, 64.9% of income dividends are interest-related dividends.

Special 2015 tax information (unaudited) for Vanguard Federal Money Market Fund

This information for the fiscal year ended August 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.

For nonresident alien shareholders, 99.5% of income dividends are interest-related dividends.
Special 2015 tax information (unaudited) for Vanguard Admiral Treasury Money Market Fund

This information for the fiscal year ended August 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2015	8/31/2015	Period
Based on Actual Fund Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,000.11	$0.81
Institutional Shares	1,000.00	1,000.41	0.50
Federal Money Market Fund	$1,000.00	$1,000.06	$0.50
Admiral Treasury Money Market Fund	$1,000.00	$1,000.05	$0.30
Based on Hypothetical 5% Yearly Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,024.40	$0.82
Institutional Shares	1,000.00	1,024.70	0.51
Federal Money Market Fund	$1,000.00	$1,024.70	$0.51
Admiral Treasury Money Market Fund	$1,000.00	$1,024.90	$0.31

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for the period are: for the Prime Money Market Fund, 0.16% for Investor Shares and 0.10% for Institutional Shares; for the Federal Money Market
Fund, 0.10%; and for the Admiral Treasury Money Market Fund, 0.06%. The annualized six-month expense ratios for the Prime Money Market
Fund Investor Shares, the Federal Money Market Fund, and the Admiral Treasury Money Market Fund reflect a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the annualized six-month expense ratios were: for the Prime Money Market Fund Investor Shares, 0.16%; for the Federal Money Market Fund, 0.11%; for the Admiral Treasury Money
Market Fund, 0.09%.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Prime Money Market Fund, Federal Money Market Fund, and Admiral Treasury Money Market Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the funds’ most recent performance can be found on the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

SEC Yields. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody’s, Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	Chairman Emeritus and Senior Advisor
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton	John J. Brennan
Cancer Center and of the Advisory Board of the	Chairman, 1996–2009
Parthenon Group (strategy consulting).	Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q300 102015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2015: $66,000
Fiscal Year Ended August 31, 2014: $64,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2015: $7,000,200
Fiscal Year Ended August 31, 2014: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2015: $2,899,096
Fiscal Year Ended August 31, 2014: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended August 31, 2015: $353,389
Fiscal Year Ended August 31, 2014: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended August 31, 2015: $202,313
Fiscal Year Ended August 31, 2014: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2015: $555,702
Fiscal Year Ended August 31, 2014: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MONEY MARKET RESERVES

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 16, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MONEY MARKET RESERVES

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: October 16, 2015
VANGUARD MONEY MARKET RESERVES

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: October 16, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.